UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-7564	13-5034940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Liberty Street, New York, New York	10281
(Address of principal executive offices)	(ZIP CODE)

Registrant’s telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Dow Jones & Company, Inc. (“Dow Jones” or the “Company”) on October 23, 2006 in connection with the Company’s announcement that it entered into agreements dated as of October 17, 2006 to acquire from Reuters the 50% interest in Factiva it does not already own. The Company’s Current Report on Form 8-K dated October 23, 2006 is being amended to include the Agreements as exhibits.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Share Purchase Agreement.

99.2	Unit Purchase Agreement.

99.3	Formation and Contribution Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: October 24, 2006	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting
Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Share Purchase Agreement.

99.2	Unit Purchase Agreement.

99.3	Formation and Contribution Agreement.